                                                                  Exhibit 10.4

                                                                 RETURN TO LPI

                                                                 MSELA No. 488
                                                           Counterpart No. 001


                   MASTER SOFTWARE/EQUIPMENT LEASE AGREEMENT


MASTER SOFTWARE/EQUIPMENT LEASE AGREEMENT ("Agreement") dated as of September 20, 1996 between LPI SOFTWARE FUNDING GROUP, INC., One Glenhardie Corporate Center, 1275 Drummers Lane, Wayne, PA 19087 ("Lessor") and PSINet, Inc., 510 Huntmar Park Drive, Herndon, VA 22070 ("Lessee").


1.  LEASE
    -----

    This Agreement specifies the general terms and conditions which apply to each separate lease transaction, including renewals, between Lessor and Lessee. Each Lease ("Lease") will be a separate Lease of the software and documentation ("Software") and equipment ("Equipment") specified in the Lease, will substantially be in the form attached as Exhibit A, will incorporate by reference all provisions of this Agreement, and may specify additional provisions.

    In return for Lessor paying the Software License fee and Equipment cost so that the Lessee may acquire the right to use the Software and the Equipment, Lessee shall pay all Lease Payments to Lessor, as well as comply with all other terms and conditions of this Agreement. A Lease shall be binding upon Lessor and Lessee from the date of acceptance and execution by Lessor at its office in Pennsylvania.

    Software does not include any intellectual property rights vested in the Software Licensor or developer.

2.  TERM
    ----

    The term of this Agreement shall commence on the date set forth above and shall continue in effect as long as any Lease remains in effect. The term of each Lease shall commence on the date the Software and Equipment is accepted by Lessee, as evidenced in the Certificate of Acceptance ("Commencement Date"), and shall continue for the full number of periods specified in such Lease ("Initial Term") after the first day of the month following the Commencement Date.

3.  LEASE PAYMENT
    -------------

    Lessee shall for each period pay to Lessor, without notice or demand, at the office of Lessor in Wayne, Pennsylvania, or at such other place as Lessor may designate, the amount specified as Lease Payment in the Lease plus applicable state and local sales or use taxes. Lessee's obligation to pay shall begin on the Commencement Date. Lease Payment is due in advance on the first day of each period.

    When the Commencement Date is not on the first day of a month, an interim Lease Payment, at the daily amount equal to Lease Payment times the number of periods per year divided by 360, from and including the Commencement Date to the end of the month, shall be due and payable upon Lessee's receipt of an invoice from Lessor.

4.  SECURITY INTEREST
    -----------------

    Lessee grants to Lessor a security interest in the Software, the Software License, the Software License Agreement, all other rights acquired by Lessee from the Software Licensor relating to the Software, and the Equipment, together with all options, accessories, accessions, and replacements to the Equipment and all proceeds thereof, including insurance proceeds, and all general intangibles related thereto ("Collateral"). The security interest granted by Lessee includes any upgrades, new releases or new versions of the Collateral.

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5.  LEASE NOT CANCELLABLE; LESSEE'S OBLIGATIONS ABSOLUTE
    ----------------------------------------------------

    Lessee's obligation to pay shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, defense, counterclaim or recoupment for any reason whatsoever, including any failure of the Software or Equipment. If the Software or Equipment is unsatisfactory for any reason, Lessee shall make any claim solely against Software Licensor and Equipment manufacturer or vendor and shall, nevertheless, pay Lessor all amounts payable under the Lease.

6.  TITLE
    -----

    (a) SOFTWARE.  No title or right in the Software or Software
    License shall pass to the Lessee by virtue of this Agreement. All upgrades, new releases or new versions of the Software acquired by Lessee shall immediately become subject to the Lease.

    (b) EQUIPMENT. The Equipment is and shall remain the property of Lessor. Lessee shall have no right, title or interest in the Equipment, except as set forth in the Lease. The Equipment is and shall remain personal property and shall not become a fixture or realty. Lessee shall affix to the Equipment any labels supplied by Lessor indicating Lessor as the owner.

7.  SELECTION AND USE OF SOFTWARE
    -----------------------------

    Lessee shall be responsible for selection, use, and results obtained from the Software and Equipment and acknowledges that Lessor is not a developer of, dealer in, or licensor of, the Software and that Lessor is not a manufacturer of or dealer in the Equipment. Lessee authorizes Lessor to insert in each Lease the identifying data of the Software and Equipment.

8.  ASSIGNMENT OF WARRANTIES
    ------------------------

    Lessor assigns to Lessee, to the extent assignable, for the term of this Lease, any warranty applicable to the Software and Equipment, and authorizes Lessee to obtain the customary service and support furnished by Software Licensor and Equipment manufacturer or vendor at Lessee's expense.

9.  DISCLAIMER OF REPRESENTATIONS AND WARRANTIES BY LESSOR
    ------------------------------------------------------

    LESSOR MAKES NO REPRESENTATION OR WARRANTY, DIRECT OR INDIRECT, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE AND EQUIPMENT, INCLUDING THOSE OF THE DURABILITY, SUITABILITY, MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, CONDITION, OR DESIGN. AS TO LESSOR, LESSEE LEASES THE SOFTWARE AND EQUIPMENT "AS IS". LESSEE WAIVES ALL RIGHT TO MAKE ANY CLAIM AGAINST LESSOR FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER.

    LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE OR
    EXPENSE OF ANY KIND CAUSED BY OR RELATED TO, DIRECTLY, INDIRECTLY OR CONSEQUEN-TIALLY, THE SOFTWARE AND EQUIPMENT OR FOR ANY CONSEQUENTIAL DAMAGES, ANY LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER COMMERCIAL LOSS.

10. POSSESSION, USE AND OPERATION OF SOFTWARE AND EQUIPMENT
    -------------------------------------------------------

    (a) DELIVERY AND INSTALLATION. Lessee shall arrange and pay for the delivery and installation of the Software and Equipment.

    (b) USE AND MAINTENANCE.  Lessee shall use the Software and
    Equipment in a good and careful manner and in compliance with all operating instructions, laws and regulations and the Software License Agreement.

    (c) ALTERATIONS AND ATTACHMENTS. Lessee may make alterations, modifications or attachments to the Software and Equipment so long as not in violation of the Software License Agreement. Any alterations, unless consented to by the Software Licensor, shall not be made to the original Software, but only to a copy. All alterations, modifications and attachments to the Equipment which cannot be readily removed without damaging the function, use or economic value of the Equipment shall immediately become a part of the Equipment and property of the Lessor.

    (d) SUBLEASE AND RELOCATION. LESSEE MAY NOT SUBLEASE THE SOFTWARE
    AND EQUIPMENT OR RELOCATE SUCH ITEMS FROM THE STATE IN WHICH THEY WERE INSTALLED, UNLESS CONSENTED TO BY LESSOR.

    (e) ASSIGNMENT BY LESSEE. LESSEE SHALL NOT ASSIGN, TRANSFER OR OTHERWISE DISPOSE OF THE LEASE OR COLLATERAL, OR ANY INTEREST THEREIN, OR CREATE OR PERMIT ANY LIEN OR ENCUMBRANCE THEREON, EXCEPT THOSE CREATED BY LESSOR. LESSEE ACKNOWLEDGES THAT ANY ASSIGNMENT BY LESSEE WOULD MATERIALLY INCREASE THE RISK TO LESSOR.

    (f) INSPECTION. Lessee shall make the Software, Equipment and any maintenance records available for inspection by Lessor during Lessee's normal business hours.

11. TAXES AND FEES
    --------------

    Lessee shall pay when due, or reimburse (including taxes on any reimbursement) and indemnify and hold Lessor harmless from and against, all taxes, fees, assessments or other charges of any nature whatsoever (except for any taxes based upon Lessor's net income, unless such net income taxes are in substitution for or release Lessee from any taxes which Lessee would otherwise be obligated to pay under this Section), which may be imposed by any taxing jurisdiction upon or relating to the Software and Equipment. If Lessee determines that any item of Software or Equipment is not taxable, Lessee shall, prior to the date of commencement of any Lease, provide Lessor with written notice of such determination and the basis for such determination. Should any taxing jurisdiction challenge such determination, Lessee shall indemnify Lessor for all costs (including interest, penalties and attorneys' fees) associated with defending Lessee's determination. Lessee shall file personal property tax returns including all items of Software or Equipment which may be taxable and pay any taxes which may be due rather than waiting for Lessor to file and pay such taxes and then invoice Lessee for reimbursement.

12. END OF LEASE - $0 TERMINATION OPTION AMOUNT
    -------------------------------------------

    Provided an Event of Default has not occurred, the Lease has not been terminated, and all Lessee's obligations under the Lease have been satisfied, all Lessor's right, title and interest in the Software and Equipment shall automatically revert to Lessee at the expiration of the Initial Term of the lease.

13. END OF LEASE - GREATER THAN $0 TERMINATION OPTION AMOUNT
    --------------------------------------------------------

    Provided an Event of Default has not occurred, the Lease has not been terminated, and Lessee desires to retain possession of the Software and Equipment, Lessee shall have the option at the expiration of the Lease upon no less than 60 days' and no more than 120 days' prior irrevocable written notice to Lessor: (a) to retain the Equipment and original and all backup copies of the Software upon payment of the Termination Option Amount specified in the Lease, payment of which shall automatically terminate the Lease, or (b) to extend the Lease for 12 months at a monthly Lease Payment equal to the Termination Lease Percentage specified in the Lease multiplied by the Software License Fee and Equipment cost.

    If the retention or extension options are not exercised, Lessee shall, pursuant to Lessor's instructions and at Lessee's sole expense, return the Equipment and the original and all backup copies of the Software, including documentation, to Lessor in the same operating order as when received, except for normal wear and tear. Lessee shall return the Software and Equipment to a location in the continental United States specified by Lessor.

    If the retention or extension options are not exercised and the Software and Equipment are not returned, the Lease shall be renewed for one period at a time until the Software and Equipment are returned to Lessor and Lessee shall continue to pay Lease Payments in the original amount set forth in the Lease.

14. EARLY TERMINATION OPTION
    ------------------------

    Provided an Event of Default has not occurred, upon no less than 30 days' and no more than 90 days' prior irrevocable written notice to Lessor, Lessee may as of any Lease Payment Date, terminate the Lease upon payment to Lessor an amount equal to (1) the total Lease Payment and other sums due and unpaid under the Lease at the date of payment and (2) Stipulated Loss Value set forth in Exhibit B as of the date of payment.


15. RISK OF LOSS
    ------------

    Lessee shall bear the entire risk of loss, theft, destruction and damage to the Software and Equipment ("Event of Loss") after the Commencement Date. If an Event of Loss shall occur, Lessee shall immediately notify Lessor and, at the option of Lessor, shall promptly, at Lessee's sole cost:
    (a) place the Software and Equipment in good condition, repair and working order.
    (b) replace the Software and Equipment with like Software and Equipment and grant to Lessor all rights in such Software and Equipment and related Collateral.

    Lessee appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to such loss or damage under any insurance policy relating thereto.

    If and when Lessor shall have received any insurance proceeds on account of an Event of Loss, and if Lessor, in its reasonable judgment, shall be satisfied that Lessee has properly performed the obligations undertaken by this section, Lessor shall pay over to Lessee out of such proceeds the actual amounts expended by Lessee under Section 15 (a) or (b).

16. INSURANCE
    ---------

    Lessee shall, at its own expense, obtain on the Software and Equipment all risk property damage insurance in such amounts, against such risks, in such form and with such insurers as shall be reasonably satisfactory to Lessor. The amount of property damage insurance shall not be less than Stipulated Loss Value. Each insurance policy shall name Lessee as an insured and Lessor and its assignees as an additional insured and loss payee and shall contain a clause requiring the insurer to give Lessor at least 30 days' prior written notice of any alteration or cancellation of such policies. Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance or to advise Lessee in the event such insurance shall not comply with the requirements hereof.

17. GENERAL INDEMNITY
    -----------------

    Lessee shall defend, indemnify and hold Lessor, any assignee and any secured party harmless from and against all claims (including claims based on negligence, tort and strict liability ("Claims")), costs, including reasonable attorney's fees, damages and liabilities arising out of or related to the ownership, selection, possession, leasing, renting, operation, control, use, maintenance, delivery, return or other disposition of the Software and Equipment and/or the Collateral or by operation of law, excluding any Claims which result from the gross negligence or willful misconduct of Lessor.

    Lessor may, at its option and at its sole expense, participate in any such action with counsel of its own choice. Lessee agrees that it shall not settle or compromise any claim, action or proceeding without first obtaining Lessor's prior written consent.

18. REPRESENTATIONS AND WARRANTIES OF LESSEE
    ----------------------------------------

    Lessee represents, warrants and covenants, with the execution of each Lease that, with respect to this Agreement and each Lease:
    (a) this Agreement and each Lease constitute legal, valid and binding agreements of Lessee enforceable in accordance with their respective terms;
    (b) all financial statements furnished to Lessor are true and correct in all material respects and Lessee shall furnish Lessor with its annual independently reviewed financial statements and such other financial information as Lessor may reasonably request; and
    (c) the Equipment is personal property and will not become a fixture under applicable law.
    (d) that Lessee is the Licensee of the Software under the Software
    License Agreement.

19. ASSIGNMENT/TRANSFER BY LESSOR
    -----------------------------

    LESSOR MAY SELL OR OTHERWISE TRANSFER ITS INTEREST IN THE LEASE AND
    THE COLLATERAL IN WHOLE OR IN PART. LESSEE CONSENTS TO SUCH TRANSFER AND, IF LESSEE IS GIVEN WRITTEN NOTICE OF ANY TRANSFER, IT SHALL PROMPTLY ACKNOWLEDGE RECEIPT IN WRITING. LESSEE ACKNOWLEDGES THAT ANY ASSIGNMENT BY LESSOR WILL NOT MATERIALLY CHANGE THE DUTY OF THE LESSEE. LESSEE SHALL NOT ASSERT AGAINST ANY TRANSFEREE ANY SET-OFF, DEFENSE OR COUNTERCLAIM THAT LESSEE MAY HAVE AGAINST LESSOR (INCLUDING ANY DEFENSE ARISING OUT OF THE INSOLVENCY OR BANKRUPTCY OF LESSOR) OR ANY OTHER PERSON AND UPON NOTICE FROM LESSOR SHALL PAY THE LEASE PAYMENT AND ANY OTHER AMOUNTS DUE UNDER THE LEASE AS DIRECTED.

    LESSOR'S TRANSFEREE SHALL BE ENTITLED TO ENFORCE THE RIGHTS SO TRANSFERRED, BUT SHALL BE UNDER NO LIABILITY TO LESSEE TO PERFORM ANY OF THE OBLIGATIONS OF LESSOR, THE SOLE REMEDY OF LESSEE BEING AGAINST LESSOR. LESSOR SHALL NOT BE RELIEVED OF ITS OBLIGATIONS HEREUNDER, EXCEPT AS SPECIFICALLY PROVIDED.

20. LATE PAYMENTS
    -------------

    If any amount to be paid to Lessor is not received within 5 days after its due date, Lessee shall pay Lessor on demand a late charge of 1.5% (or the maximum allowed by law, whichever is less) of such payment for each month, or any part thereof, that the payment is not received.

21. DEFAULT; NO WAIVER
    ------------------

    Lessee shall be in default under the Lease upon the occurrence of any of the following event ("Events of Default"):
    (a) Lessee fails to pay any amount required to be paid under the Lease within 5 days after the due date;
    (b) Lessee fails to perform any other provisions under the Lease, or any other Lease incorporating this Agreement, and such failure shall continue unremedied for a period of 10 days after written notice from Lessor;
    (c) Any representation or warranty made by Lessee in the Lease or related documents is inaccurate in any material respect;
    (d) Lessee makes an assignment for the benefit of creditors, consents to the appointment of a trustee or receiver, or if either shall be appointed for Lessee or for a substantial part of its property without its consent;
    (e) any petition or proceeding is filed by or against Lessee under any Federal or state bankruptcy or insolvency code or similar law;
    (f) if applicable, Lessee makes a bulk transfer subject to the provisions of the Uniform Commercial Code;
    (g) Lessee shall default under any other agreement with Lessor or Fleet Bank, N.A. or their successors or assigns; or
    (h) Lessee suffers an adverse material change in its financial condition from the Commencement Date and Lessor, acting in good faith, deems itself or any of its Collateral to be insecure.

    Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision in the Lease shall not be construed as a consent or waiver of any other breach of the same or of any other provision.

22. REMEDIES
    --------

    Upon the occurrence of an Event of Default, Lessor may, in its sole discretion, do any one or more of the following:
    (a) proceed by appropriate court action to enforce performance by Lessee of the terms of the Lease, or recover from Lessee all damages or expenses, including reasonable attorneys' fees, arising from the Event of Default;
    (b) declare the Lease to be in default;

    (c) terminate the Lease in whole or in part;
    (d) recover from Lessee all amounts then due and as liquidated damages the Stipulated Loss Value which would have been due on the occurrence of the exercise by Lessee of its Early Termination Option;
    (e) take possession of and remove Equipment and the original and all backup copies of the Software, wherever located, without demand or notice, without any court order or other process of law, without liability to Lessor or its agents for entry, damage to property or otherwise, except for gross negligence or willful misconduct;
    (f) demand that Lessee return any or all items of Software and Equipment to Lessor in accordance with Section 13 and, for each day that Lessee fails to return any item of Software and Equipment, Lessor may demand an amount equal to the Lease Payment prorated on the basis of a 30-day month, in effect immediately prior to such default; and
    (g) upon demand by Lessor, Lessee shall immediately cease using the Software and Equipment and remove such Software from any computer on which it is installed.

    Lessor shall, to the extent permitted by law or any agreement pertaining to the Collateral, sell, lease or otherwise dispose of all or any portion of the repossessed or recovered Collateral in a commercially reasonable manner, with or without notice and on public or private bid. The cash proceeds from any sale or other disposition, or, if the Collateral is leased, the present value, discounted at 3%, of the Lease Payments due under any replacement lease for a term not to exceed the expiration of the lease or renewal lease (all such amounts being referred to as "Proceeds") shall be retained by Lessor. If the net proceeds (Proceeds less all costs and expenses, including reasonable attorney's fees, incurred in connection with the recovery, repair or disposition of the Software and Equipment) shall be less than the amount Lessee owes to Lessor, Lessee shall be liable for such deficiency. Lessor may pursue any other remedy available at law or in equity, including seeking damages, specific performance and injunctive relief.

    No right or remedy is exclusive of any other or permitted by law or equity. All such rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time. Except as set forth expressly in this Section and to the extent permitted by applicable law, Lessee waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or use the Software and Equipment in mitigation of Lessor's damages or which may otherwise limit or modify any of Lessor's rights or remedies and Lessee waives any rights conferred upon Lessee by UCC Sections 2A-508 through 2A-522.

23. BANKRUPTCY OF SOFTWARE LICENSORS
    --------------------------------

    The bankruptcy of the Software Licensor or Equipment manufacturer or vendor shall not be a valid cause for Lessee to terminate Lease Payments to Lessor. Lessee shall take all action necessary to protect Lessee's rights to use the Software under Section 365 of the Bankruptcy Code. Lessee shall elect to retain its rights under the Bankruptcy Code to use the Software, and to the extent the Software License grants customer access to the source code, Lessee shall make written request under the Bankruptcy Code of the Bankruptcy Trustee to obtain the source code. Lessee shall take other reasonable action to protect its rights to use the Software. In the event Lessee fails to take the action specified above, Lessee appoints Lessor its Attorney-in-fact, to secure, at Lessor's sole discretion and at Lessee's cost, the right to use the Software for Lessee.

24. MISCELLANEOUS

    (a) NOTICES. Service of all notices under the Lease shall be sufficient if delivered personally or mailed to Lessee at the address above set forth, or to such other address as each party may substitute by notice to the other. Notice by mail shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

    (b) ENTIRE AGREEMENT. The Lease is the complete and exclusive statement of the agreement between the parties, superseding all proposals or prior agreements, oral or written, and all other communications between the parties relating to the subject matter.

    (c) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

    (d) SEVERABILITY. If any provision shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired.

    (e) QUIET ENJOYMENT. So long as Lessee shall not be in default, Lessor shall not interfere with Lessee's right of quiet enjoyment and use of the Software and Equipment.

    (f) FURTHER DOCUMENTS. Lessee shall provide Lessor with such documents as Lessor may reasonably request, including documents relating to preserving the security of Lessor, or financing statements under the Uniform Commercial Code. Lessor may execute Uniform Commercial Code financing statements for and on behalf of Lessee for the purpose of indicating Lessor's interest in the Collateral.

    (g) TIME.  Time is of the essence with respect to this Lease.

    (h) COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one instrument. No security interest in this Lease or the Collateral or any sums payable hereunder may be created through the transfer or possession of any counterpart other than Counterpart No. 1.

    (i) SURVIVAL OF OBLIGATION. All agreements, representations, indemnities and warranties contained in this Agreement or any related document shall survive the expiration or other termination of this Agreement.

    (j) SUCCESSORS. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and assigns, unless otherwise expressly provided herein.

    (k) DISPUTES.  THE PARTIES CONSENT TO THE NON-EXCLUSIVE
    JURISDICTION OF THE STATE AND FEDERAL COURTS IN PENNSYLVANIA AND VIRGINIA IN CONNECTION WITH ANY DISPUTE UNDER THIS LEASE, AND LESSEE WAIVES ITS RIGHT TO TRIAL BY JURY.



LPI SOFTWARE FUNDING GROUP, INC.           PSINET, INC.
LESSOR                                     LESSEE


By:   /S/ Lawrence N. Bazrod               By:   /S/ Harold S. Wills
    -------------------------------            -----------------------------

Title:   Vice President                    Title:     C.O.O
        ---------------------------                -------------------------

Date:   September 18, 1996                 Date:   September 19, 1996
      -----------------------------              ---------------------------


j:\software\agremnts\psinet.doc

Exhibits to the Master Software/Equipment Lease Agreement have been omitted.

The following is a list of the omitted Exhibits which the Company agrees to furnish supplementally to the Commission upon request:

       Exhibits:
       --------

                 Exhibit A        Form of Software/Equipment Lease Agreement
                 Exhibit B        Stipulated Loss Value Schedule